SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2003

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada	029015	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14500 N. Northsight Blvd., Suite 116
Scottsdale, Arizona 85260

(Address of principal executive offices)

480.949.9700

(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
SIGNATURES

Explanatory Note

     We are amending our Report on Form 8-K that was filed on March 3, 2003 to indicate that the effective date for the change in our Certifying Accountant was March 17, 2003.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Supplementing the disclosure in Item 4 of the Form 8-K Current Report filed on March 3, 2003: The Effective Date of our Change in Certifying Accountants was March 17, 2003.

SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 24, 2003

SMITH & WESSON HOLDING CORPORATION, a Nevada corporation

By:	/s/ Mitchell A. Saltz

Mitchell A. Saltz, CEO, Director